EQ ADVISORS TRUSTSM

SUPPLEMENT DATED FEBRUARY 8, 2013 TO THE PROSPECTUS DATED MAY 1, 2012, AS REVISED FEBRUARY 8, 2013

This Supplement updates information contained in the Prospectus dated May 1, 2012, as revised of EQ Advisors Trust (the “Trust”) regarding the EQ/Real Estate PLUS Portfolio and EQ/PIMCO Global Real Return Portfolio (each, a “Portfolio” and collectively, the “Portfolios”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com

The purpose of this Supplement is to provide you with information about a change to the Portfolios’ investment strategy.

Information Regarding

EQ/Real Estate PLUS Portfolio

The sixth paragraph of the section of the Prospectus “Investments, Risks, and Performance – Principal Investment Strategy” is hereby deleted and replaced with the following information:

The Active Allocated Portion normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The Active Allocated Portion may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Active Allocated Portion will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

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Information Regarding

EQ/PIMCO Global Real Return Portfolio

The second paragraph of the section of the Prospectus “Investments, Risks, and Performance – Principal Investment Strategy” is hereby deleted and replaced with the following information:

The Portfolio normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The Portfolio may invest, without limitation, in securities that are economically tied to emerging market countries. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified portfolio.